UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 11, 2000


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


         0-29630                                             N/A
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(Commission File Number)                      (IRS Employer Identification No.)

East Anton, Andover, Hampshire SP10 5RG England
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(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code            44-1264-333455
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On December 11, 2000, Shire Pharmaceuticals Group plc ("Shire") and BioChem Pharma Inc. ("BioChem") announced that they entered into a merger agreement (the "Merger Agreement") whereby BioChem and 3829341 Canada Inc., a wholly-owned subsidiary of Shire, will merge pursuant to the terms of a plan of arrangement. A copy of the Merger Agreement is included herein as Exhibit 2.1 and a copy of the joint press release of Shire and BioChem with respect to the merger is included herein as Exhibit 99.1.

     In connection with the Merger Agreement, Shire and BioChem entered into a stock option agreement (the "Stock Option Agreement") dated as of December 11, 2000, pursuant to which Shire has the right, under certain circumstances, to puchase up to 19.9% of the outstanding common shares of BioChem, at a price per share equal to $37.00. A copy of the Stock Option Agreement is included herein as Exhibit 10.1.

     The description of the Merger Agreement, the Stock Option Agreement and the joint press release do not purport to be complete and are qualified in their entirety by reference to such documents, which are filed as exhibits to this Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

     (c) Exhibits:

     2.1 Merger Agreement, dated as of December 11, 2000, among BioChem Pharma Inc., 3829341 Canada Inc. and Shire Pharmaceuticals Group plc

     10.1 Stock Option Agreement dated as of December 11, 2000 between Shire Pharmaceuticals Group plc and BioChem Pharma Inc.

     99.1 Joint Press Release dated December 11, 2000





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2000         SHIRE PHARMACEUTICALS GROUP PLC



                                 By:  /s/ Angus Russell
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                                      Angus Russell

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                                  EXHIBIT INDEX


Exhibit Number    Description

     2.1 Merger Agreement, dated as of December 11, 2000, among BioChem Pharma Inc., 3829341 Canada Inc. and Shire Pharmaceuticals Group plc

     10.1 Stock Option Agreement dated as of December 11, 2000 between Shire Pharmaceuticals Group plc and BioChem Pharma Inc.

     99.1 Joint Press Release dated December 11, 2000